Exhibit 21

Windstream Holdings, Inc.
List of Subsidiaries
As of December 31, 2015

Name of Subsidiary	State of Organization
Allworx Corp.*	DE
Birmingham Data Link, LLC	AL
BOB, LLC	IL
Buffalo Valley Management Services, Inc.*	DE
Cavalier IP TV, LLC*	DE
Cavalier Services, LLC*	DE
Cavalier Telephone Mid-Atlantic, L.L.C.	DE
Cavalier Telephone, L.L.C.*	VA
Cinergy Communications Company of Virginia, LLC*	VA
Conestoga Enterprises, Inc.*	PA
Conestoga Management Services, Inc.*	DE
Conestoga Wireless Company	PA
D&E Communications, LLC*	DE
D&E Management Services, Inc.*	NV
D&E Networks, Inc.*	PA
D&E Wireless, Inc.	PA
Equity Leasing, Inc.*	NV
Georgia Windstream, LLC	DE
Heart of the Lakes Cable Systems, Inc.*	MN
Infocore, Inc.	PA
Intellifiber Networks, LLC	VA
Iowa Telecom Data Services, L.C.*	IA
Iowa Telecom Technologies, LLC*	IA
IWA Services, LLC*	IA
KDL Holdings, LLC*	DE
LDMI Telecommunications, LLC	MI
McLeodUSA Information Services LLC*	DE
McLeodUSA Purchasing, L.L.C.*	IA
McLeodUSA Telecommunications Services, L.L.C.	IA
MPX, Inc.*	DE
Nashville Data Link, LLC	TN
Network Telephone, LLC	FL
Norlight Telecommunications of Virginia, LLC*	VA
Oklahoma Windstream, LLC*	OK
PaeTec Communications of Virginia, LLC*	VA
PaeTec Communications, LLC	DE
PAETEC Holding, LLC*	DE
PAETEC iTEL, L.L.C.*	NC
PAETEC Realty LLC*	NY
PAETEC, LLC*	DE
PCS Licenses, Inc.*	NV
Progress Place Realty Holding Company, LLC*	NC
RevChain Solutions, LLC*	DE

*Guarantor to Windstream Services, LLC senior secured credit facility.

SM Holdings, LLC*	DE
Southwest Enhanced Network Services, LLC*	DE
Talk America of Virginia, LLC*	VA
Talk America, LLC	DE
Teleview, LLC*	GA
Texas Windstream, LLC*	TX
The Other Phone Company, LLC	FL
TriNet, LLC	GA
US LEC Communications LLC	NC
US LEC of Alabama LLC*	NC
US LEC of Florida LLC*	NC
US LEC of Georgia LLC	DE
US LEC of Maryland LLC	NC
US LEC of North Carolina LLC	NC
US LEC of Pennsylvania LLC	NC
US LEC of South Carolina LLC*	DE
US LEC of Tennessee LLC*	DE
US LEC of Virginia L.L.C.*	DE
Valor Telecommunications of Texas, LLC*	DE
WaveTel NC License Corporation	DE
WIN Sales & Leasing, Inc.*	MN
Windstream Accucomm Networks, LLC	GA
Windstream Accucomm Telecommunications, LLC	GA
Windstream Alabama, LLC*	AL
Windstream Arkansas, LLC*	DE
Windstream Buffalo Valley, Inc.	PA
Windstream Cavalier, LLC*	DE
Windstream Communications Kerrville, LLC*	TX
Windstream Communications Telecom, LLC*	TX
Windstream Communications, LLC	DE
Windstream Concord Telephone, LLC	NC
Windstream Conestoga, Inc.	PA
Windstream CTC Internet Services, Inc.*	NC
Windstream D&E Systems, LLC	DE
Windstream D&E, Inc.	PA
Windstream Direct, LLC*	MN
Windstream EN-TEL, LLC*	MN
Windstream Finance Corp.	DE
Windstream Florida, LLC	FL
Windstream Georgia Communications, LLC	GA
Windstream Georgia Telephone, LLC	GA
Windstream Georgia, LLC	GA
Windstream Holding of the Midwest, Inc.*	NE
Windstream Intellectual Property Services, Inc.*	DE
Windstream Iowa Communications, LLC*	DE
Windstream Iowa-Comm, LLC*	IA
Windstream IT-Comm, LLC	IA
Windstream KDL, LLC	KY
Windstream KDL-VA, LLC*	VA
Windstream Kentucky East, LLC	DE

*Guarantor to Windstream Services, LLC senior secured credit facility.

Windstream Kentucky West, LLC	KY
Windstream Kerrville Long Distance, LLC *	TX
Windstream Lakedale Link, Inc.*	MN
Windstream Lakedale, Inc.*	MN
Windstream Leasing, LLC*	DE
Windstream Lexcom Communications, LLC	NC
Windstream Lexcom Entertainment, LLC*	NC
Windstream Lexcom Long Distance, LLC*	NC
Windstream Lexcom Wireless, LLC*	NC
Windstream Mississippi, LLC	DE
Windstream Missouri, LLC	DE
Windstream Montezuma, LLC*	IA
Windstream Nebraska, Inc.	DE
Windstream Network Services of the Midwest, Inc.*	NE
Windstream New York, Inc.	NY
Windstream Norlight, LLC	KY
Windstream North Carolina, LLC	NC
Windstream NorthStar, LLC*	MN
Windstream NTI, LLC	WI
Windstream NuVox Arkansas, LLC*	DE
Windstream NuVox Illinois, LLC*	DE
Windstream NuVox Indiana, LLC*	DE
Windstream NuVox Kansas, LLC*	DE
Windstream NuVox Missouri, LLC	DE
Windstream NuVox Ohio, LLC	DE
Windstream NuVox Oklahoma, LLC*	DE
Windstream NuVox, LLC	DE
Windstream of the Midwest, Inc.	NE
Windstream Ohio, LLC	OH
Windstream Oklahoma, LLC*	DE
Windstream Pennsylvania, LLC	DE
Windstream Services, LLC	DE
Windstream SHAL Networks, Inc.*	MN
Windstream SHAL, LLC*	MN
Windstream South Carolina, LLC*	SC
Windstream Southwest Long Distance, LLC*	DE
Windstream Standard, LLC	GA
Windstream Sugar Land, LLC*	TX
Windstream Supply, LLC*	OH
Windstream Systems of the Midwest, Inc.	NE
Windstream Western Reserve, LLC	OH
Xeta Technologies, Inc.*	OK

*Guarantor to Windstream Services, LLC senior secured credit facility.
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